American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Small Cap Value Fund
Supplement dated June 11, 2019 Summary Prospectus and Prospectus dated April 1, 2019
As of July 11, 2019, the fund will be open to all investors.
The following changes are effective July 11, 2019:
The first paragraph under Purchase and Sale of Fund Shares on page 5 of the summary prospectus and the prospectus is deleted.
The section entitled Closed Fund Policies on page 17 of the prospectus is deleted.

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CL-SPL-95296 1906